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                                                                   EXHIBIT 10.42



                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of June 9, 2000, is entered into between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender") and WAREFORCE INCORPORATED, a California corporation ("Borrower").


                                     RECITAL

Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of April 25, 2000 (the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

Borrower has informed Lender that it intends to purchase certain assets of Pacific Online Computers, Inc., a California corporation ("POCI"), pursuant to the terms and conditions of a Voluntary Surrender dated June 8, 2000 between POCI and Duetsche Financial Services Corporation ("Deutsche"), a Bill of Sale dated June 9, 2000 between Deutsche and Borrower and a Promissory Note dated June 9, 2000 by Borrower in favor of Deutsche (the Voluntary Surrender, the Bill of Sale and the Promissory Note are collective called the "POCI Purchase Agreements".

Pursuant to the terms of the Loan Agreement, Borrower has requested that Lender consent to such purchase and in connection therewith amend the Loan Agreement to provide financing under the existing credit facility of new receivables acquired pursuant to such purchase. Lender is willing to give such consent and amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Consent to POCI Acquisition. Subject to the terms and conditions set forth herein, including, without limitation the conditions set forth in paragraph 4 below, and provided that the purchase is financed by capital contributions to Borrower and not by intercompany indebtedness or using the proceeds of any loan under the Loan Agreement, Lender hereby consents to the purchase by Borrower of certain assets of POCI pursuant to the POCI Purchase Agreements, the terms and conditions of which shall be satisfactory to Lender. Borrower hereby acknowledges that Lender has relied upon information furnished by Borrower to Lender as of the date hereof in granting the foregoing consent. In the event Congress after the date hereof shall discover that any such information was materially incorrect or shall discover additional relevant facts that cause the information furnished by Borrower to have been materially incorrect, Lender hereby reserves the right to amend, modify or revoke the consent set forth herein as Lender shall determine.


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        1. Consent to New Collateral Locations. Subject to the terms and conditions set forth herein, Lender hereby consents to the Borrower acquiring new locations in Irvine, California, San Diego, California and Bakersfield, California.

        2. Financing of New Receivables. Lender hereby agrees to provide financing with respect to the Accounts created under the trade names of Online Connecting Point and CoreTek Information Technology Resources only to the extent that such Accounts constitute Eligible Accounts.

        3. Amendments to Loan Agreement.

           (a) The following is hereby added to the end of Section 9.10 of the Loan Agreement as paragraph (j):

           "(j) indebtedness of Borrower to Deutsche in an amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000) as evidenced by that certain Promissory Note by Borrower in favor of POCI dated as of June ___, 2000;"

        4. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".

           (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower.

           (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

           (c) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct.

           (d) POCI Purchase Agreements. Evidence that the POCI Purchase Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated thereunder have been consummated simultaneously with the Closing Date.

           (e) Termination of Existing Financing and Security Interests. All releases and terminations and such other documents as Lender may request to evidence and effectuate the termination by the existing lender or lenders of POCI of their respective financing arrangements with POCI and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties acquired by Borrower pursuant to the POCI Purchase Agreements, duly authorized, executed and delivered by it or each of them, including, but not limited to (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their



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predecessors, as secured party and POCI or Borrower, as debtor, and (ii)
satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by POCI in favor of such existing lender or lenders, in form acceptable for recording in the appropriate government office.

           (f) First Priority Lien. Evidence that Lender has valid, perfected and first priority security interests in and liens upon the assets acquired by Borrower pursuant to the POCI Purchase Agreements and any other property which is intended as security for the Obligations or the liability of any Obligor in respect thereto, subject only to the security interests and liens permitted in the Loan Agreement or the other Financing Agreements.

           (g) Third Party Consents. All consents, waivers and acknowledgments and other agreement from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets acquired by Borrower pursuant to the POCI Purchase Agreements or to effectuate the provisions or purposes of the Loan Agreement and the other Financing Agreements, including, without limitation, acknowledgements by lessors, mortgagees and warehousemen of Lender's security interests in such assets, waivers by such persons of any security interests, liens or other claims by such persons to such assets and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with such assets.

           (h) Pro-Forma Balance Sheet. A pro-forma balance sheet of Borrower reflecting the transaction contemplated hereunder, including, but not limited to, (i) the consummation of the acquisition of the assets to be purchased by Borrower from POCI and the other transactions contemplated by the POCI Purchase Agreements and (ii) the Loans provided by Lender to Borrower on the Closing Date and the use of the proceeds of such Loans as provided herein, accompanied by a certificate dated of even date herewith of the chief financial officer of Borrower stating that such pro-forma balance sheet represents the reasonable, good faith opinion of such officer as to the subject matter thereof as of the date of such certificate.

           (i) Consent. The Consent appended hereto (the "Consent") executed by Orie Rechtman (together with the Borrower, a "Loan Party").

           (j) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

           (k) Payment of Amendment Fee. Lender shall have received from Borrower an amendment fee of Ten Thousand Dollars ($10,000) for the processing and approval of this Amendment.

           (l) Deutsche Bank Agreement. An agreement between Deutsche and Lender determining the rights of each party with respect to the Accounts of POCI and Borrower, in form and substance acceptable to Lender.



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           (m) Capital Contribution. Evidence that Wareforce.Com has provided to
Borrower a capital contribution in the amount of One Million Three Hundred Thousand Dollars ($1,300,000) and will make additional capital contributions to fund payments under the Promissory Note and any other amounts due from Borrower to Deutsche under the Bill of Sale.

        5. Representations and Warranties. The Borrower represents and warrants as follows:

           (a) Authority. The Borrower and the Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the Loan Party of the Consent, and the performance by the Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of the Loan Party and no other corporate proceedings on the part of the Loan Party are necessary to consummate such transactions.

           (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Loan Party hereto or thereto, enforceable against the Loan Party in accordance with its terms, and is in full force and effect.

           (c) Acquisition of Purchased Assets.

               (i) The POCI Purchase Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver, except as may be disclosed to Lender and consented to in writing by Lender) of all conditions precedent set forth therein and giving effect to the terms of the POCI Purchase Agreements and the assignments to be executed and delivered by POCI (or any of its affiliates or subsidiaries) thereunder, Borrower acquired and has good and marketable title to the assets purchased pursuant to the POCI Purchase Agreements, free and clear of all claims, liens, pledges and encumbrances of any kind, except as permitted hereunder.

               (ii) All actions and proceedings, required by the POCI Purchase Agreements, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, or applicable laws dealing with bulk transfers) have been taken and the transactions required thereunder have been duly and validly taken and consummated.


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               (iii) No court of competent jurisdiction has issued any
           injunction, restraining order or other order which prohibits consummation of the transactions described in the POCI Purchase Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the POCI Purchase Agreements.

               (iv) Borrower has delivered, or caused to be delivered, to Lender, true, correct and complete copies of the POCI Purchase Agreements.

           (d) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

           (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

           (f) Inter-Company Indebtedness. Borrower has not incurred indebtedness to any subsidiary, parent company, or other affiliated entity as a result of the transactions contemplated in the POCI Purchase Agreements, except for the capital contribution by Wareforce.Com in the amount of One Million Three Hundred Thousand Dollars ($1,300,000).

        6. Condition Subsequent to Amendment. Borrower shall deliver or cause to delivered to Lender, within the time periods specified below, the following items, and Borrower's failure to deliver any such item within the time specified for it's delivery shall constitute an Event of Default:

           (a) On or before the date on which Borrower is required to file its Quarterly Report on Form 10-Q with the Securities and Exchange Commission, Borrower shall deliver to Lender an opening balance sheet of Borrower after giving effect to the transactions contemplated hereunder and under the POCI Purchase Agreements, together with a report by independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrower and reasonably acceptable to Lender, of their review of the opening balance sheet confirming that such opening balance sheet has been prepared in accordance with GAAP and presents fairly the financial condition of Borrower as of such date; and

           (b) Within sixty (60) days after the date of this Amendment, Borrower shall deliver to Lender Landlord Agreements with respect to the premises of Borrower located in San Diego, California, Irvine, California and Bakersfield, California, in form and substance acceptable to Lender.

        7. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal



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laws of the State of California governing contracts only to be performed in that
State.

        8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

        9. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

        10. Reference to and Effect on the Loan Documents.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

            (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        11. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

        12. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment,



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as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                                       "BORROWER"

                                       WAREFORCE INCORPORATED,
                                       a California corporation


                                       By: /s/ Orie Rechtman
                                          --------------------------------------
                                       Title: CEO


                                       "LENDER"

                                       CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation


                                       By: /s/ Kurt Metch
                                          --------------------------------------
                                       Title: Vice President


                                       "BORROWER"

                                       WAREFORCE INCORPORATED,
                                       a California corporation

                                       By: /s/ Dan Ricketts
                                          --------------------------------------
                                       Title: VP, General Counsel & Secretary



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                                       "LENDER"

                                       CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation


                                       By: /s/ Kurt Metch
                                          --------------------------------------
                                       Title: Vice President




                                     CONSENT

                                     ------

                            Dated as of June 9, 2000


The undersigned ORIE RECHTMAN, an individual ("Rechtman"), in consideration of the continued extension of credit to Wareforce Incorporated by Congress Financial Corporation (Western) ("Congress"), hereby consents and agrees to the foregoing First Amendment to Amended and Restated Loan and Security Agreement (the "Amendment") and hereby confirms and agrees that its Guarantee dated August 27, 1999 in favor of Congress is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in the Guarantee to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Congress has informed Rechtman of the matters set forth above, and Rechtman has acknowledged the same, Rechtman understands and agrees that Congress has no duty under the Loan Agreement, Guarantee or any other agreement with Rechtman to so notify Rechtman or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.



                                            /s/ Orie Rechtman
                                            ------------------------------------
                                            ORIE RECHTMAN, an individual